                       Supplement dated December 19, 2001

                                       to

                         PROSPECTUSES dated May 1, 2001

This Supplement is intended to be distributed with the following prospectuses:

     . Prospectuses dated May 1, 2001, as supplemented, for certain variable life insurance policies entitled "FLEX-V1," "FLEX-V2" or "MEDALLION VARIABLE LIFE" that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2001 ("Product Prospectuses").

     . John Hancock Variable Series Trust I prospectus dated May 1, 2001 for the Large/Mid Cap Value II Fund ("VST Prospectus").

Supplement to Product Prospectuses:

Discontinued Variable Investment Option

     On December 19, 2001, any of your contract value in the Large/Mid Cap Value II variable investment option was transferred to the variable investment option corresponding to the Large/Mid Cap Value Fund of the John Hancock Variable Series Trust I ("VST") in connection with a merger of of these two Funds.

     Thereafter, the Large/Mid Cap Value II variable investment option shown on page 1 of the Product Prospectuses has been discontinued and is no longer available.

     References in the Product Prospectuses to the Large/Mid Cap Value II variable investment option should be disregarded.

Additional Variable Investment Option

     Your contract currently enables you to invest in an additional variable investment option:

--------------------------------------------------------------------------------
Variable Investment Option                       Managed By
--------------------------                       ----------

     Large/Mid Cap Value..................... Wellington Management Company, LLP
--------------------------------------------------------------------------------

     If you select this additional variable investment option, we will invest your money in the corresponding fund of the VST. The term funds in the Product Prospectuses includes the fund of the John Hancock Variable Series Trust I corresponding to the additional variable investment option shown above. This additional variable investment option is subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can I change my policy's investment allocations?" in the Basic Information section of the Product Prospectuses.)

     We may modify or delete this additional variable investment option in the future.

      Fund Expenses

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from my investment in the policy?"

                                                                                         -------------
                                                                                          Total Fund      Total Fund
                                        Investment  Distribution and   Other Operating     Operating       Operating
                                        Management      Service         Expenses With    Expenses With  Expenses Absent
Fund Name                                  Fee        (12b-1) Fees      Reimbursement    Reimbursement   Reimbursement
---------                               ----------  ----------------   ---------------   -------------  ---------------
John Hancock Variable Series
  Trust I (Note 1):
Large/Mid Cap Value..............          0.95%           N/A               0.10%            1.05%           1.36%
                                                                                         -------------

     (1) Under its current investment management agreements with the VST, John Hancock Life Insurance Company reimburses the fund shown above when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets.

This supplement is accompanied with a prospectus for the John Hancock Variable Series Trust I dated May 1, 2001 that contains detailed information about the underlying fund for the Large/Mid Cap Value investment option. Be sure to read that prospectus before selecting the corresponding investment option.



Supplement to the VST Prospectus:

     On December 13, 2001, shareholders of the Large/Mid Cap Value II Fund approved a plan of reorganization and merger ("Plan") to merge this Fund into the VST Large/Mid Cap Value Fund. Under the Plan, the assets and liabilities of the Large/Mid Cap Value II Fund were transferred to and assumed by the Large/Mid Cap Value Fund on December 19, 2001 ("Merger Date"). The VST Large/Mid Cap Value II Fund will cease operations after the Merger Date.

     References in the VST Prospectus to the VST Large/Mid Cap Value II Fund should be disregarded.